Exhibit 99.1





                                                                                                                  MORGAN STANLEY
                                                                                                                     985 records
                                                                                                            Balance: 388,863,071
MSM 2004-4 Group 1
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
                        Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Mortgage Rates (%)         Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

5.001 - 5.500                 84     38,590,845.67      9.92         5.476             5.217        64.84          69.7      727
5.501 - 6.000                414    181,402,608.67     46.65         5.818             5.558        66.71          49.0      712
6.001 - 6.500                273    105,232,668.57     27.06         6.295             6.032        71.49          29.7      704
6.501 - 7.000                146     46,539,133.90     11.97         6.778             6.507        75.81          14.3      693
7.001 - 7.500                 41     11,528,314.66      2.96         7.303             6.934        78.69          16.8      679
7.501 - 8.000                 20      4,826,766.65      1.24         7.725             7.115        86.61           0.0      676
8.001 - 8.500                  7        742,732.88      0.19         8.449             8.126        90.01           0.0      673

---------------------------------------------------------------------------------------------------------------------------------
Total:                       985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.250%
Maximum: 8.500%
Weighted Average: 6.101%

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
                        Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Net Coupon (%)             Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                  3        887,187.80      0.23         5.250             4.950        62.08         100.0      769
5.001 - 5.500                267    120,106,030.80     30.89         5.635             5.375        64.95          61.6      723
5.501 - 6.000                393    158,439,969.14     40.74         6.015             5.753        69.09          38.5      703
6.001 - 6.500                187     74,820,186.19     19.24         6.553             6.275        73.00          20.0      700
6.501 - 7.000                104     27,483,404.02      7.07         7.032             6.695        80.48          15.7      690
7.001 - 7.500                 22      6,018,843.42      1.55         7.514             7.240        78.32           7.0      666
7.501 - 8.000                  4        501,953.77      0.13         7.973             7.673        88.75           0.0      664
8.001 - 8.500                  5        605,495.86      0.16         8.500             8.200        90.19           0.0      673

--------------------------------------------------------------------------------------------------------------------------------
Total:                       985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.950%
Maximum: 8.200%
Weighted Average: 5.831%
--------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated
will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.
Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------------------------------------------------------
Aug 16, 2004 15:19                                                                                                   Page 1 of 9





                                                                                                                  MORGAN STANLEY
                                                                                                                     985 records
                                                                                                            Balance: 388,863,071
MSM 2004-4 Group 1
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                            Number                          % of                                  Average
                                of               Total      Total    Weighted         Weighted   Original
Current Mortgage Loan     Mortgage             Current    Current     Average          Average    Subject    % Full-Alt     FICO
Principal Balance ($)        Loans         Balance ($)    Balance  Coupon (%)   Net Coupon (%)    LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------


0.01 - 100,000.00                46       3,274,657.22       0.84       6.775          6.482        74.82          32.9      714
100,000.01 - 200,000.00         125      18,292,353.87       4.70       6.450          6.177        75.45          26.1      707
200,000.01 - 300,000.00          84      20,488,789.59       5.27       6.466          6.192        78.14          24.5      703
300,000.01 - 400,000.00         272      98,764,588.30      25.40       6.096          5.824        68.84          41.6      707
400,000.01 - 500,000.00         240     107,142,430.56      27.55       6.020          5.745        70.42          44.6      709
500,000.01 - 600,000.00         113      61,819,613.88      15.90       6.061          5.800        69.69          44.4      711
600,000.01 - 700,000.00          65      41,344,238.91      10.63       6.023          5.752        66.18          40.1      710
700,000.01 - 800,000.00          10       7,461,393.77       1.92       5.916          5.666        61.03          20.5      690
800,000.01 - 900,000.00          11       9,367,349.18       2.41       6.002          5.742        65.75          45.3      699
900,000.01 - 1,000,000.00        15      14,446,121.12       3.71       6.211          5.951        67.75          33.3      702
1,000,000.01 - 1,500,000.00       3       3,972,446.06       1.02       6.096          5.846        57.30          35.1      721
1,500,000.01 >=                   1       2,489,088.54       0.64       5.875          5.625        62.50           0.0      685

---------------------------------------------------------------------------------------------------------------------------------
Total:                          985     388,863,071.00     100.00       6.101          5.831        69.56          40.0      708
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Minimum: 24,226.15
Maximum: 2,489,088.54
Average: 394,784.84
Total: 388,863,071.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated
will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.
Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
---------------------------------------------------------------------------------------------------------------------------------
Aug 16, 2004 15:19                                                                                                    Page 2 of 9





                                                                                                                  MORGAN STANLEY
                                                                                                                     985 records
                                                                                                            Balance: 388,863,071
MSM 2004-4 Group 1
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
FICO                    Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Score                      Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

551 - 575                      1        405,887.42      0.10         7.500             7.250        80.00           0.0      554
576 - 600                      2        810,244.51      0.21         6.844             6.594        79.26         100.0      596
601 - 625                     42     16,588,499.83      4.27         6.086             5.812        72.57          50.3      616
626 - 650                     85     33,578,989.35      8.64         6.378             6.095        71.77          25.1      639
651 - 675                    164     66,232,096.44     17.03         6.167             5.898        69.57          28.3      664
676 - 700                    172     69,968,748.40     17.99         6.119             5.854        70.48          33.1      687
701 - 725                    151     56,319,422.65     14.48         6.187             5.904        71.01          36.4      713
726 - 750                    135     51,625,946.65     13.28         6.001             5.734        70.56          43.9      738
751 - 775                    120     47,215,193.94     12.14         5.972             5.707        66.96          55.0      763
776 - 800                    100     41,541,975.22     10.68         5.911             5.650        64.99          55.6      787
801 - 825                     13      4,576,066.59      1.18         5.753             5.493        64.45          85.5      806

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum:  554
Maximum:  821
Non-Zero Weighted Average:  708

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
                        Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Documented Level           Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

Full/Alt                     375    155,626,280.31     40.02         5.891             5.623        69.02         100.0      719
Limited                      236     92,105,891.51     23.69         6.317             6.057        70.09           0.0      706
No Ratio                     145     58,387,055.48     15.01         6.196             5.937        71.14           0.0      679
No Documentation             118     39,394,241.42     10.13         6.449             6.116        71.34           0.0      716
Stated Documentation          65     31,569,924.68      8.12         5.953             5.697        64.00           0.0      701
Lite                          37      8,942,238.55      2.30         6.014             5.759        75.87           0.0      710
No Income Verifier             4      2,100,640.92      0.54         5.659             5.409        62.39           0.0      657
Streamlined                    5        736,798.13      0.19         5.749             5.499        77.79           0.0      729



--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated
will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.
Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------------------------------------------------------
Aug 16, 2004 15:19                                                                                                   Page 3 of 9






                                                                                                                  MORGAN STANLEY
                                                                                                                     985 records
                                                                                                            Balance: 388,863,071
MSM 2004-4 Group 1
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
Original                      of             Total     Total      Weighted          Weighted     Original
Loan-to-Value           Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Ratio (%)                  Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------


<= 30.00                      13      5,296,712.67      1.36         5.936             5.683        25.89          44.0      704
30.01 - 35.00                 12      4,678,630.77      1.20         5.839             5.585        33.01          66.6      761
35.01 - 40.00                 11      3,445,829.21      0.89         5.894             5.631        38.06          49.2      721
40.01 - 45.00                 22      8,518,639.54      2.19         5.964             5.699        42.58          48.5      729
45.01 - 50.00                 38     15,430,632.46      3.97         6.020             5.762        47.85          43.2      727
50.01 - 55.00                 45     19,081,997.31      4.91         5.797             5.541        52.92          26.8      707
55.01 - 60.00                 73     32,967,650.64      8.48         5.892             5.635        57.84          40.9      725
60.01 - 65.00                 92     45,610,391.10     11.73         5.984             5.723        63.21          34.7      702
65.01 - 70.00                101     45,391,126.06     11.67         6.103             5.838        68.29          34.0      704
70.01 - 75.00                120     51,226,666.26     13.17         6.024             5.757        73.65          47.0      693
75.01 - 80.00                332    123,870,280.46     31.85         6.166             5.896        79.37          43.9      709
80.01 - 85.00                 16      5,136,059.49      1.32         6.471             6.128        83.81          31.5      692
85.01 - 90.00                 65     17,915,486.37      4.61         6.679             6.345        89.54          30.2      697
90.01 - 95.00                 35      8,313,155.66      2.14         6.895             6.581        94.78          17.1      703
95.01 - 100.00                10      1,979,813.00      0.51         6.140             5.890        99.83          50.3      701

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 13.51%
Maximum: 100.00%
Weighted Average by Current
Balance:  69.56%
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
Coverage on Loans         Number                        % of                                      Average
with Original                 of             Total     Total      Weighted          Weighted     Original
Loan-to-Value           Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Ratios above 80%           Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

N                              7      1,986,827.76      5.96         6.503             6.239        88.33          31.6      712
Y                            108     29,192,956.12     87.55         6.721             6.386        90.11          26.8      697
Yes-Pledged Assets            11      2,164,730.64      6.49         6.117             5.867        98.85          46.0      698

--------------------------------------------------------------------------------------------------------------------------------
Total                        126     33,344,514.52    100.00         6.669             6.344        90.58          28.3      698
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated
will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.
Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------------------------------------------------------
Aug 16, 2004 15:19                                                                                                   Page 4 of 9





                                                                                                                  MORGAN STANLEY
                                                                                                                     985 records
                                                                                                            Balance: 388,863,071
MSM 2004-4 Group 1
================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
Geographic                    of             Total     Total      Weighted          Weighted     Original
Distribution            Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
by Balance                 Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------


California                   385    173,376,547.06     44.59         5.986             5.726        67.15          41.1      714
New York                      97     39,533,435.38     10.17         6.291             6.026        69.62          19.5      702
Illinois                      50     19,489,579.16      5.01         6.043             5.778        71.34          58.7      694
New Jersey                    42     16,088,560.32      4.14         6.375             6.087        71.42          34.2      705
Florida                       49     13,218,027.38      3.40         6.443             6.139        78.68          33.1      697
Massachusetts                 32     12,669,810.13      3.26         6.113             5.848        60.96          34.2      703
Virginia                      27     11,504,937.67      2.96         6.205             5.910        75.15          48.8      711
Texas                         37     11,135,833.10      2.86         6.186             5.917        77.36          45.8      686
Colorado                      25      9,764,730.62      2.51         5.925             5.646        63.80          49.9      732
Washington                    23      9,502,177.04      2.44         6.011             5.758        69.75          18.2      716
Other                        218     72,579,433.14     18.66         6.167             5.883        72.89          46.4      702

--------------------------------------------------------------------------------------------------------------------------------

Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 41
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
                        Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Purpose                    Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------


Refinance - Rate Term        334    148,203,431.51     38.11         5.890             5.623        64.61          49.7      708
Purchase                     349    128,724,602.57     33.10         6.256             5.981        76.74          33.5      716
Refinance - Cashout          302    111,935,036.92     28.79         6.201             5.934        67.85          34.7      698

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated
will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.
Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------------------------------------------------------
Aug 16, 2004 15:19                                                                                                   Page 5 of 9






                                                                                                                  MORGAN STANLEY
                                                                                                                     985 records
                                                                                                            Balance: 388,863,071
MSM 2004-4 Group 1
================================================================================================================================
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
                        Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Property Type              Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

Single Family Residence      715    287,517,642.57     73.94         6.084             5.814        68.85          40.3      706
Planned Unit Development     154     59,617,038.66     15.33         6.112             5.839        71.27          49.5      714
2 Family                      51     20,590,450.06      5.30         6.328             6.064        70.60          17.4      705
Condominium                   52     18,246,687.30      4.69         6.065             5.800        73.55          25.2      717
Co-op                         11      2,115,101.12      0.54         6.122             5.872        69.44          77.2      718
Townhouse                      2        776,151.29      0.20         6.086             5.836        77.08          42.3      745

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
                        Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Occupancy                  Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

Primary                      917    362,286,366.66     93.17         6.091             5.820        69.68          40.9      707
Second Home                   46     16,279,632.25      4.19         6.188             5.927        70.08          31.3      713
Investment                    22     10,297,072.09      2.65         6.323             6.063        64.22          24.3      732

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated
will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.
Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------------------------------------------------------
Aug 16, 2004 15:19                                                                                                   Page 6 of 9





                                                                                                                  MORGAN STANLEY
                                                                                                                     985 records
                                                                                                            Balance: 388,863,071
MSM 2004-4 Group 1
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
Remaining Term          Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
to Stated Maturity         Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

226 - 230                      1        359,939.61      0.09         6.125             5.875        27.26         100.0      606
231 - 235                      2        462,633.84      0.12         6.051             5.796        71.18           0.0      673
236 - 240                      7      2,542,175.46      0.65         5.573             5.323        60.67          98.4      714
286 - 290                      1        400,223.86      0.10         6.125             5.825        46.63         100.0      786
291 - 295                      1        405,887.42      0.10         7.500             7.250        80.00           0.0      554
296 - 300                      1        368,661.32      0.09         5.500             5.250        64.55         100.0      765
321 - 325                      2      1,185,463.92      0.30         5.836             5.536        68.16           0.0      707
326 - 330                      3      1,235,745.67      0.32         5.789             5.489        68.29          68.2      730
331 - 335                      5      2,290,353.09      0.59         5.960             5.666        76.71          88.3      691
336 - 340                     16      3,961,860.40      1.02         6.103             5.836        71.05          48.9      670
341 - 345                     59     21,136,453.68      5.44         5.938             5.653        68.09          75.2      722
346 - 350                    134     43,341,479.51     11.15         6.096             5.804        72.02          61.4      705
351 - 355                    330    120,161,581.45     30.90         6.271             5.981        72.63          32.6      702
356 - 360                    423    191,010,611.77     49.12         6.023             5.773        67.35          34.3      711

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 230
Maximum: 359
Weighted Average: 352
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
                        Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Product Type               Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

10 Yr IO - Fixed 30 Year     101     37,471,416.37      9.64         6.101             5.850        68.41          38.3      729
5 Yr IO - Fixed 30 Year        1      1,400,000.00      0.36         6.750             6.500        50.00           0.0      646
Fixed 30 Yr                  883    349,991,654.63     90.00         6.098             5.826        69.76          40.4      705

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated
will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.
Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------------------------------------------------------
Aug 16, 2004 15:19                                                                                                   Page 7 of 9





                                                                                                                  MORGAN STANLEY
                                                                                                                     985 records
                                                                                                            Balance: 388,863,071
MSM 2004-4 Group 1
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
                        Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Index Type                 Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                   985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
                        Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Interest Only              Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

N                            883    349,991,654.63     90.00         6.098             5.826        69.76          40.4      705
Y                            102     38,871,416.37     10.00         6.124             5.873        67.74          37.0      726

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
Prepayment              Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Penalty Flag               Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

N                            913    364,433,386.01     93.72         6.102             5.831        69.93          40.4      706
Y                             72     24,429,684.99      6.28         6.077             5.824        64.04          35.0      732

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated
will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.
Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------------------------------------------------------
Aug 16, 2004 15:19                                                                                                   Page 8 of 9





                                                                                                                  MORGAN STANLEY
                                                                                                                     985 records
                                                                                                            Balance: 388,863,071
MSM 2004-4 Group 1
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                          Number                        % of                                      Average
                              of             Total     Total      Weighted          Weighted     Original
Prepayment              Mortgage           Current   Current       Average           Average      Subject    % Full-Alt     FICO
Penalty Term               Loans       Balance ($)   Balance    Coupon (%)    Net Coupon (%)      LTV (%)           Doc    Score
--------------------------------------------------------------------------------------------------------------------------------

0                            913    364,433,386.01     93.72         6.102             5.831        69.93          40.4      706
4                              1        376,519.01      0.10         5.750             5.500        71.70         100.0      722
6                              6      2,862,413.33      0.74         6.047             5.797        62.20          22.5      729
7                              2      1,281,067.70      0.33         5.685             5.435        44.85          49.3      770
8                             14      6,241,735.45      1.61         6.037             5.787        58.41          47.9      771
12                            11      5,072,003.49      1.30         6.112             5.860        60.64          27.5      704
36                            15      2,794,532.84      0.72         6.262             5.997        79.40          37.2      726
60                            23      5,801,413.17      1.49         6.123             5.871        70.29          25.6      711

--------------------------------------------------------------------------------------------------------------------------------
Total                        985    388,863,071.00    100.00         6.101             5.831        69.56          40.0      708
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated
will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.
Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------------------------------------------------------
Aug 16, 2004 15:19                                                                                                   Page 9 of 9



                                                                                                                    MORGAN STANLEY
                                                                                                                       805 records
MSM 2004-4 Group 2                                                                                            Balance: 104,135,132
===================================================================================================================================

                                 Number                        % of                                   Average
                                     of             Total     Total      Weighted         Weighted   Original
                               Mortgage           Current   Current       Average          Average    Subject  % Full-Alt     FICO
Mortgage Rates (%)                Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                         1        286,030.27      0.27         4.750            4.500      46.42         0.0      711
5.001 - 5.500                        21      3,034,471.37      2.91         5.369            5.119      56.51        35.2      755
5.501 - 6.000                        47      8,716,679.55      8.37         5.862            5.610      60.17        17.2      732
6.001 - 6.500                        82     12,470,216.09     11.98         6.366            6.108      68.14        12.0      715
6.501 - 7.000                       383     51,375,721.25     49.34         6.837            6.581      73.83        13.3      722
7.001 - 7.500                       182     18,646,607.17     17.91         7.267            7.008      78.68        11.4      725
7.501 - 8.000                        59      6,197,004.04      5.95         7.796            7.535      79.70         8.6      698
8.001 - 8.500                        21      2,315,679.83      2.22         8.384            8.123      84.90        21.8      695
8.501 - 9.000                         6        704,680.76      0.68         8.812            8.550      78.13         9.4      654
9.001 - 9.500                         3        388,041.39      0.37         9.329            9.064      90.00         0.0      747
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              805    104,135,131.72    100.00         6.842            6.585      72.98        13.5      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 9.500%
Weighted Average: 6.842%
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                     Weighted
                                 Number                        % of                                   Average
                                     of             Total     Total      Weighted         Weighted   Original
                               Mortgage           Current   Current       Average          Average    Subject  % Full-Alt     FICO
Net Coupon (%)                    Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         1        286,030.27      0.27         4.750            4.500      46.42         0.0      711
4.501 - 5.000                        15      1,365,240.26      1.31         5.238            4.988      61.88        78.2      742
5.001 - 5.500                        21      4,400,533.28      4.23         5.640            5.374      57.59         6.2      739
5.501 - 6.000                        62     10,344,169.01      9.93         6.042            5.790      62.82        16.3      727
6.001 - 6.500                       199     29,229,670.25     28.07         6.654            6.399      70.08        12.1      717
6.501 - 7.000                       364     43,576,579.65     41.85         6.997            6.741      76.50        13.4      725
7.001 - 7.500                        82      8,508,967.45      8.17         7.540            7.275      80.86         9.3      713
7.501 - 8.000                        40      3,839,464.64      3.69         7.969            7.710      80.80        16.9      703
8.001 - 8.500                        17      1,952,393.66      1.87         8.542            8.274      85.25        12.3      687
8.501 - 9.000                         2        508,699.89      0.49         9.130            8.880      80.41         0.0      664
9.001 - 9.500                         2        123,383.36      0.12         9.500            9.200      90.00         0.0      794
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              805    104,135,131.72    100.00         6.842            6.585      72.98        13.5      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 9.200%
Weighted Average: 6.585%
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such
Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan
Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================

Aug 16, 2004 15:19                                                                                                    Page 1 of 7




                                                                                                                   MORGAN STANLEY
                                                                                                                       805 records
MSM 2004-4 Group 2                                                                                            Balance: 104,135,132
===================================================================================================================================


                                                                                                     Weighted
                                   Number                       % of                                  Average
                                       of            Total     Total     Weighted         Weighted   Original
Current Mortgage Loan            Mortgage          Current   Current      Average          Average    Subject  % Full-Alt     FICO
Principal Balance ($)               Loans      Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     377    25,264,976.77     24.26        6.992            6.731      76.06        19.6      720
100,000.01 - 200,000.00               301    41,916,561.02     40.25        6.894            6.638      74.71        14.2      719
200,000.01 - 300,000.00                81    19,838,345.16     19.05        6.702            6.448      68.45        13.6      719
300,000.01 - 400,000.00                34    11,427,417.17     10.97        6.619            6.365      68.37         0.0      721
400,000.01 - 500,000.00                 9     3,980,454.06      3.82        6.703            6.453      71.28        12.4      751
500,000.01 - 600,000.00                 2     1,092,922.35      1.05        6.750            6.500      73.35         0.0      725
600,000.01 - 700,000.00                 1       614,455.19      0.59        6.750            6.500      70.51         0.0      785
----------------------------------------------------------------------------------------------------------------------------------
Total:                                805   104,135,131.72    100.00        6.842            6.585      72.98        13.5      721
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17,345.72
Maximum: 614,455.19
Average: 129,360.41
Total: 104,135,131.72
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                     Weighted
                                   Number                       % of                                  Average
                                       of            Total     Total     Weighted         Weighted   Original
FICO                             Mortgage          Current   Current      Average          Average    Subject  % Full-Alt     FICO
Score                               Loans      Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
576 - 600                               3       507,079.38      0.49        7.901            7.651      76.74         0.0      594
601 - 625                              10     1,234,258.90      1.19        7.018            6.765      72.54        35.0      619
626 - 650                              43     5,533,347.54      5.31        7.191            6.932      71.81        20.6      641
651 - 675                              76     8,739,414.97      8.39        6.993            6.738      73.28        15.5      665
676 - 700                             145    18,150,093.57     17.43        6.799            6.543      70.56        16.2      688
701 - 725                             142    19,084,405.78     18.33        6.812            6.556      72.32         8.5      714
726 - 750                             171    21,537,250.14     20.68        6.782            6.526      75.83        17.9      737
751 - 775                             127    17,453,536.95     16.76        6.924            6.665      75.66        11.1      763
776 - 800                              83    11,325,397.46     10.88        6.601            6.346      69.49         7.2      786
801 - 825                               5       570,347.03      0.55        6.633            6.373      55.53         0.0      807
----------------------------------------------------------------------------------------------------------------------------------
Total:                                805   104,135,131.72    100.00        6.842            6.585      72.98        13.5      721
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 586
Maximum: 820
Non-Zero Weighted Average: 721
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such
Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan
Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================

Aug 16, 2004 15:19                                                                                                    Page 2 of 7


                                                                                                                   MORGAN STANLEY
                                                                                                                       805 records
MSM 2004-4 Group 2                                                                                            Balance: 104,135,132
===================================================================================================================================


                                                                                                    Weighted
                                Number                        % of                                   Average
                                    of             Total     Total      Weighted         Weighted   Original
                              Mortgage           Current   Current       Average          Average    Subject  % Full-Alt      FICO
Documentation Level              Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation               284     39,895,563.29     38.31         6.844            6.594      74.16         0.0       737
Limited                            203     25,886,147.39     24.86         6.806            6.547      71.21         0.0       712
Full/Alt                           131     14,108,202.35     13.55         6.734            6.471      77.84       100.0       712
No Ratio                            87     12,076,561.74     11.60         6.789            6.518      69.77         0.0       705
No Documentation                    92     11,201,563.57     10.76         7.103            6.849      69.12         0.0       715
Lite                                 8        967,093.38      0.93         6.918            6.668      85.53         0.0       714
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             805    104,135,131.72    100.00         6.842            6.585      72.98        13.5       721
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                                    Weighted
                                Number                        % of                                   Average
                                    of             Total     Total      Weighted         Weighted   Original
Original                      Mortgage           Current   Current       Average          Average    Subject   % Full-Alt     FICO
Loan-to-Value Ratio (%)          Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                             5        986,248.07      0.95         5.972            5.719      26.53          5.7      747
30.01 - 35.00                        2        231,100.30      0.22         6.707            6.457      32.89          0.0      717
35.01 - 40.00                       11      1,829,820.55      1.76         6.440            6.188      37.28          8.3      732
40.01 - 45.00                        9      1,395,814.34      1.34         6.362            6.107      43.75          0.0      745
45.01 - 50.00                       26      4,279,238.23      4.11         6.212            5.960      48.08          6.5      722
50.01 - 55.00                       21      3,374,216.26      3.24         6.389            6.139      53.41         13.9      708
55.01 - 60.00                       42      4,947,355.57      4.75         6.578            6.328      57.93          8.8      710
60.01 - 65.00                       55      8,414,018.37      8.08         6.441            6.191      63.55         15.1      715
65.01 - 70.00                       95     14,228,416.15     13.66         6.845            6.591      69.26          6.0      717
70.01 - 75.00                      118     14,398,128.65     13.83         6.819            6.566      74.15          7.3      724
75.01 - 80.00                      251     31,368,443.56     30.12         6.944            6.682      79.71         16.6      718
80.01 - 85.00                       17      2,290,771.67      2.20         7.381            7.127      84.33          1.7      727
85.01 - 90.00                      141     15,383,976.67     14.77         7.251            6.989      89.95         23.0      734
90.01 - 95.00                        4        326,325.14      0.31         7.977            7.727      94.38         85.4      677
95.01 - 100.00                       8        681,258.19      0.65         7.316            7.066     100.00         69.6      701
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             805    104,135,131.72    100.00         6.842            6.585      72.98         13.5      721
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 22.06%
Maximum: 100.00%
Weighted Average by
Current Balance: 72.98%
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such
Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan
Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================

Aug 16, 2004 15:19                                                                                                    Page 3 of 7


                                                                                                                   MORGAN STANLEY
                                                                                                                       805 records
MSM 2004-4 Group 2                                                                                            Balance: 104,135,132
===================================================================================================================================

                                                                                                     Weighted
                                    Number                      % of                                  Average
                                        of           Total     Total     Weighted         Weighted   Original
Coverage on Loans with Original   Mortgage         Current   Current      Average          Average    Subject   % Full-Alt     FICO
Loan-to-Value Ratios above 80%       Loans     Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                        8    1,181,069.50      6.32        8.036            7.779      89.69          9.3      707
Y                                      158   17,144,558.48     91.77        7.245            6.984      89.49         23.7      733
Yes-Pledged Assets                       4      356,703.69      1.91        6.587            6.337     100.00         42.0      693
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 170   18,682,331.67    100.00        7.282            7.022      89.70         23.2      731
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                                     Weighted
                                    Number                      % of                                  Average
Geographic                              of           Total     Total     Weighted         Weighted   Original
Distribution                      Mortgage         Current   Current      Average          Average    Subject   % Full-Alt     FICO
by Balance                           Loans     Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
California                             181   37,678,647.59     36.18        6.612            6.360      66.73          5.2      732
Florida                                 95    9,506,849.88      9.13        7.118            6.863      79.89         31.1      719
Texas                                   71    6,213,202.91      5.97        7.220            6.954      81.59         15.8      715
New York                                22    3,927,312.71      3.77        6.852            6.595      68.34         20.6      696
Arizona                                 33    3,661,254.75      3.52        7.075            6.821      78.15         18.0      738
Illinois                                26    3,593,343.81      3.45        7.261            6.993      77.10          4.7      717
New Jersey                              15    3,310,768.11      3.18        7.093            6.835      76.10         10.6      698
Massachusetts                           13    3,033,263.25      2.91        6.733            6.481      68.23          4.2      709
Oregon                                  28    3,020,447.74      2.90        6.784            6.531      73.02          8.8      731
Ohio                                    33    2,725,786.78      2.62        7.144            6.887      77.02         29.1      707
Other                                  288   27,464,254.19     26.37        6.846            6.584      76.38         18.3      715
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                 805  104,135,131.72    100.00        6.842            6.585      72.98         13.5      721
-----------------------------------------------------------------------------------------------------------------------------------
Number of States
Represented: 44
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                   Weighted
                                 Number                       % of                                  Average
                                     of            Total     Total     Weighted         Weighted   Original
                               Mortgage          Current   Current      Average          Average    Subject   % Full-Alt     FICO
Purpose                           Loans      Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc    Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                            391    50,770,909.39     48.75        7.013            6.753      80.14         15.6      732
Refinance - Cashout                 280    35,967,519.36     34.54        6.710            6.456      66.65         10.1      710
Refinance - Rate Term               134    17,396,702.97     16.71        6.613            6.360      65.14         14.7      714
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              805   104,135,131.72    100.00        6.842            6.585      72.98         13.5      721
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such
Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan
Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================

Aug 16, 2004 15:19                                                                                                    Page 4 of 7


                                                                                                                   MORGAN STANLEY
                                                                                                                       805 records
MSM 2004-4 Group 2                                                                                            Balance: 104,135,132
===================================================================================================================================


                                                                                                   Weighted
                               Number                        % of                                   Average
                                   of             Total     Total      Weighted         Weighted   Original
                             Mortgage           Current   Current       Average          Average    Subject  % Full-Alt     FICO
Property Type                   Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           452     47,283,102.00     45.41         6.839            6.583      74.22        11.7      720
2 Family                          221     41,509,661.23     39.86         6.827            6.571      70.52        14.7      720
Planned Unit Development           77      9,320,209.01      8.95         6.876            6.619      76.16        15.9      724
Condominium                        54      5,938,954.46      5.70         6.915            6.654      75.25        15.2      731
Co-op                               1         83,205.02      0.08         6.250            6.000      70.00       100.0      652
--------------------------------------------------------------------------------------------------------------------------------
Total:                            805    104,135,131.72    100.00         6.842            6.585      72.98        13.5      721
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                   Weighted
                               Number                        % of                                   Average
                                   of             Total     Total      Weighted         Weighted   Original
                             Mortgage           Current   Current       Average          Average    Subject  % Full-Alt     FICO
Occupancy                       Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
--------------------------------------------------------------------------------------------------------------------------------
Investment                        805    104,135,131.72    100.00         6.842            6.585      72.98        13.5      721
--------------------------------------------------------------------------------------------------------------------------------
Total:                            805    104,135,131.72    100.00         6.842            6.585      72.98        13.5      721
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                   Weighted
                               Number                        % of                                   Average
                                   of             Total     Total      Weighted         Weighted   Original
Remaining Term               Mortgage           Current   Current       Average          Average    Subject  % Full-Alt     FICO
to Stated Maturity              Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
--------------------------------------------------------------------------------------------------------------------------------
231 - 235                           1        118,276.79      0.11         6.250            6.000      59.41         0.0      662
326 - 330                           1        135,263.67      0.13         7.125            6.875     100.00         0.0      586
331 - 335                           1        148,301.36      0.14         7.250            7.000      70.00         0.0      682
336 - 340                           3        291,955.70      0.28         7.418            7.148      87.29        39.8      758
341 - 345                           5        349,357.70      0.34         6.801            6.523      74.21        49.2      729
346 - 350                         193     26,340,572.08     25.29         7.016            6.757      75.19         8.1      731
351 - 355                         435     52,820,444.90     50.72         6.970            6.711      74.53        15.2      715
356 - 360                         166     23,930,959.52     22.98         6.360            6.110      66.86        15.2      724
--------------------------------------------------------------------------------------------------------------------------------
Total:                            805    104,135,131.72    100.00         6.842            6.585      72.98        13.5      721
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 234
Maximum: 360
Weighted Average: 353
--------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such
Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan
Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================

Aug 16, 2004 15:19                                                                                                    Page 5 of 7



                                                                                                                   MORGAN STANLEY
                                                                                                                       805 records
MSM 2004-4 Group 2                                                                                            Balance: 104,135,132
===================================================================================================================================


                                                                                                      Weighted
                                  Number                        % of                                   Average
                                      of             Total     Total      Weighted         Weighted   Original
                                Mortgage           Current   Current       Average          Average    Subject  % Full-Alt    FICO
Product Type                       Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - Fixed 30 Year              40      6,441,654.70      6.19         5.971            5.719      65.36        33.3     742
Fixed 30 Yr                          765     97,693,477.02     93.81         6.899            6.642      73.48        12.2     720
----------------------------------------------------------------------------------------------------------------------------------
Total:                               805    104,135,131.72    100.00         6.842            6.585      72.98        13.5     721
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Weighted
                                  Number                        % of                                   Average
                                      of             Total     Total      Weighted         Weighted   Original
                                Mortgage           Current   Current       Average          Average    Subject  % Full-Alt    FICO
Index Type                         Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                           805    104,135,131.72    100.00         6.842            6.585      72.98        13.5     721
----------------------------------------------------------------------------------------------------------------------------------
Total:                               805    104,135,131.72    100.00         6.842            6.585      72.98        13.5     721
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Weighted
                                  Number                        % of                                   Average
                                      of             Total     Total      Weighted         Weighted   Original
                                Mortgage           Current   Current       Average          Average    Subject  % Full-Alt    FICO
Interest Only                      Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
N                                    765     97,693,477.02     93.81         6.899            6.642      73.48        12.2     720
Y                                     40      6,441,654.70      6.19         5.971            5.719      65.36        33.3     742
----------------------------------------------------------------------------------------------------------------------------------
Total:                               805    104,135,131.72    100.00         6.842            6.585      72.98        13.5     721
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Weighted
                                  Number                        % of                                   Average
                                      of             Total     Total      Weighted         Weighted   Original
                                Mortgage           Current   Current       Average          Average    Subject  % Full-Alt    FICO
Prepayment Penalty Flag            Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
N                                    565     71,226,310.10     68.40         6.927            6.668      75.11        11.2     725
Y                                    240     32,908,821.62     31.60         6.656            6.405      68.35        18.5     713
----------------------------------------------------------------------------------------------------------------------------------
Total:                               805    104,135,131.72    100.00         6.842            6.585      72.98        13.5     721
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such
Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan
Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================

Aug 16, 2004 15:19                                                                                                    Page 6 of 7




                                                                                                                   MORGAN STANLEY
                                                                                                                       805 records
MSM 2004-4 Group 2                                                                                            Balance: 104,135,132
===================================================================================================================================


                                                                                                    Weighted
                                Number                        % of                                   Average
                                    of             Total     Total      Weighted         Weighted   Original
                              Mortgage           Current   Current       Average          Average    Subject  % Full-Alt     FICO
Prepayment Penalty Term          Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
0                                  565     71,226,310.10     68.40         6.927            6.668      75.11        11.2      725
4                                    1         96,819.85      0.09         6.375            6.125      35.67         0.0      710
6                                    4        916,831.05      0.88         5.850            5.600      60.93        60.0      747
8                                   10      2,362,025.84      2.27         5.863            5.613      53.09         0.0      770
12                                  18      3,501,755.01      3.36         6.866            6.616      65.94         1.9      705
24                                   1         54,326.75      0.05         8.000            7.750      80.00         0.0      667
36                                  38      4,693,865.79      4.51         6.752            6.499      71.35        13.6      709
60                                 168     21,283,197.33     20.44         6.721            6.471      70.22        22.8      708
----------------------------------------------------------------------------------------------------------------------------------
Total:                             805    104,135,131.72    100.00         6.842            6.585      72.98        13.5      721
----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such
Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan
Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
===================================================================================================================================

Aug 16, 2004 15:19                                                                                                    Page 7 of 7



                                                                                                                    MORGAN STANLEY
                                                                                                                       161 records
MSM 2004-4 Group 3                                                                                            Balance:  57,876,337
==================================================================================================================================




      ------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted
                           Number                     % of                                Average
                               of          Total     Total    Weighted      Weighted      Original
                         Mortgage        Current   Current     Average      Average        Subject % Full-Alt       FICO
      Mortgage Rates (%)    Loans    Balance ($)   Balance  Coupon (%) Net Coupon (%)      LTV (%)        Doc      Score
      ------------------------------------------------------------------------------------------------------------------
      4.501 - 5.000            40  21,022,207.99     36.32       4.919          4.669        55.14       50.1        708
      5.001 - 5.500            59  21,071,052.71     36.41       5.290          5.040        56.58       17.2        712
      5.501 - 6.000            31  11,560,184.64     19.97       5.794          5.544        70.13       28.4        730
      6.001 - 6.500            13   1,840,931.45      3.18       6.312          6.018        71.03        0.0        701
      6.501 - 7.000            14   2,013,702.93      3.48       6.727          6.427        70.25        0.0        673
      7.001 - 7.500             3     304,051.00      0.53       7.266          6.966        85.35        0.0        714
      7.501 - 8.000             1      64,205.90      0.11       7.625          7.325        85.00        0.0        643
      ------------------------------------------------------------------------------------------------------------------
      Total:                  161  57,876,336.62    100.00       5.352          5.098        59.88       30.1        712
      ------------------------------------------------------------------------------------------------------------------
      Minimum: 4.750%
      Maximum: 7.625%
      Weighted Average: 5.352%
      ------------------------------------------------------------------------------------------------------------------


                                                                                          Weighted
                           Number                     % of                                 Average
                               of          Total     Total    Weighted      Weighted      Original
                         Mortgage        Current   Current     Average      Average        Subject % Full-Alt       FICO
      Mortgage Rates (%)    Loans    Balance ($)   Balance  Coupon (%) Net Coupon (%)      LTV (%)        Doc      Score
      ------------------------------------------------------------------------------------------------------------------
      4.001 - 4.500             5   2,006,677.74      3.47       4.750         4.500         57.70       76.9        732
      4.501 - 5.000            68  32,171,318.85     55.59       5.041         4.791         55.66       35.4        707
      5.001 - 5.500            46  14,924,463.35     25.79       5.581         5.330         62.77       22.2        719
      5.501 - 6.000            17   5,568,334.09      9.62       5.964         5.707         70.30       21.2        728
      6.001 - 6.500            17   2,403,861.38      4.15       6.586         6.286         69.37        0.0        688
      6.501 - 7.000             6     672,407.79      1.16       7.022         6.722         80.91        0.0        685
      7.001 - 7.500             2     129,273.42      0.22       7.562         7.262         77.45        0.0        671
      ------------------------------------------------------------------------------------------------------------------
      Total:                  161  57,876,336.62    100.00       5.352         5.098         59.88       30.1        712
      ------------------------------------------------------------------------------------------------------------------
      Minimum: 4.500%
      Maximum: 7.325%
      Weighted Average: 5.098%
      ------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
 Aug 16, 2004 15:18                                                                                                    Page 1 of 7



                                                                                                                    MORGAN STANLEY
                                                                                                                       161 records
MSM 2004-4 Group 3                                                                                            Balance:  57,876,337
==================================================================================================================================



      ----------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                  Number                      % of                Weighted    Average
                                      of           Total     Total   Weighted      Average   Original
      Current Mortgage Loan     Mortgage         Current   Current    Average   Net Coupon    Subject % Full-Alt       FICO
      Principal Balance ($)        Loans     Balance ($)   Balance Coupon (%)          (%)    LTV (%)        Doc      Score
      ----------------------------------------------------------------------------------------------------------------------

      0.01 - 100,000.00               23    1,832,699.73      3.17      6.202        5.921      61.19        0.0        712
      100,000.01 - 200,000.00         28    3,819,136.83      6.60      5.950        5.680      64.72        4.0        717
      200,000.01 - 300,000.00          9    2,129,818.76      3.68      6.023        5.744      68.19       12.1        708
      300,000.01 - 400,000.00         32   11,863,569.94     20.50      5.234        4.983      56.44       31.7        715
      400,000.01 - 500,000.00         32   14,377,872.19     24.84      5.324        5.074      61.15       21.5        719
      500,000.01 - 600,000.00         17    9,422,653.47     16.28      5.243        4.993      60.59       48.0        720
      600,000.01 - 700,000.00         13    8,248,280.83     14.25      5.154        4.904      57.36       45.8        708
      700,000.01 - 800,000.00          2    1,556,971.34      2.69      5.309        5.059      50.49        0.0        689
      800,000.01 - 900,000.00          2    1,693,353.63      2.93      4.997        4.747      75.05       51.4        712
      900,000.01 - 1,000,000.00        3    2,931,979.90      5.07      5.297        5.047      55.46       33.9        664
      ----------------------------------------------------------------------------------------------------------------------
      Total:                         161   57,876,336.62    100.00      5.352        5.098      59.88       30.1        712
      ----------------------------------------------------------------------------------------------------------------------
      Minimum: 48,214.54
      Maximum: 992,501.87
      Average: 359,480.35
      Total: 57,876,336.62
      ----------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                  Number                      % of                Weighted    Average
                                      of           Total     Total   Weighted      Average   Original
      FICO                      Mortgage         Current   Current    Average   Net Coupon    Subject % Full-Alt      FICO
      Score                        Loans     Balance ($)   Balance Coupon (%)          (%)    LTV (%)        Doc      Score
      ----------------------------------------------------------------------------------------------------------------------
      601 - 625                        6    3,305,879.01      5.71      4.991        4.741      43.08       72.1        614
      626 - 650                       12    3,319,686.23      5.74      5.502        5.238      62.86        0.0        636
      651 - 675                       22    8,765,371.22     15.15      5.373        5.117      56.20       11.4        667
      676 - 700                       26    9,144,049.70     15.80      5.315        5.061      60.54       23.7        684
      701 - 725                       22    7,056,814.60     12.19      5.725        5.469      65.67        7.9        711
      726 - 750                       22    8,255,291.58     14.26      5.370        5.119      62.78       29.4        737
      751 - 775                       34   12,192,086.49     21.07      5.287        5.035      61.81       40.3        762
      776 - 800                       17    5,837,157.79     10.09      5.155        4.904      57.06       68.2        785
      ----------------------------------------------------------------------------------------------------------------------
      Total:                         161   57,876,336.62    100.00      5.352        5.098      59.88       30.1        712
      ----------------------------------------------------------------------------------------------------------------------
      Non-Zero Minimum: 602
      Maximum: 800
      Non-Zero Weighted
      Average: 712
      ----------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
 Aug 16, 2004 15:18                                                                                                    Page 2 of 7



                                                                                                                    MORGAN STANLEY
                                                                                                                       161 records
MSM 2004-4 Group 3                                                                                            Balance:  57,876,337
==================================================================================================================================



      --------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                Number                        % of                                  Average
                                    of            Total      Total      Weighted       Weighted    Original
                              Mortgage          Current    Current       Average        Average     Subject % Full-Alt     FICO
      Documentation Level        Loans      Balance ($)    Balance    Coupon (%) Net Coupon (%)     LTV (%)        Doc    Score
      --------------------------------------------------------------------------------------------------------------------------
      Limited                       59    18,844,462.13      32.56         5.458          5.203       62.33        0.0      718
      Full/Alt                      35    17,431,363.32      30.12         5.154          4.904       59.23      100.0      726
      No Ratio                      25     8,835,534.92      15.27         5.507          5.249       62.09        0.0      690
      Stated Documentation          21     8,706,706.34      15.04         5.235          4.985       54.25        0.0      685
      No Documentation              19     3,279,045.81       5.67         5.724          5.458       58.24        0.0      726
      Lite                           2       779,224.10       1.35         5.186          4.936       60.05        0.0      757
      --------------------------------------------------------------------------------------------------------------------------
      Total:                       161    57,876,336.62     100.00         5.352          5.098       59.88       30.1      712
      --------------------------------------------------------------------------------------------------------------------------


      --------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                Number                        % of                                  Average
                                    of            Total      Total      Weighted       Weighted    Original
      Original                Mortgage          Current    Current       Average        Average     Subject % Full-Alt     FICO
      Loan-to-Value Ratio (%)    Loans      Balance ($)    Balance    Coupon (%) Net Coupon (%)     LTV (%)        Doc    Score
      --------------------------------------------------------------------------------------------------------------------------
      <= 30.00                       5     1,006,879.83       1.74         5.184          4.930       24.13       60.2      670
      30.01 - 35.00                  7     1,394,886.84       2.41         5.226          4.973       32.40       55.9      729
      35.01 - 40.00                  9     3,903,484.92       6.74         5.194          4.944       37.96       29.1      701
      40.01 - 45.00                 13     6,196,456.09      10.71         5.075          4.824       43.12       20.0      682
      45.01 - 50.00                 12     4,294,060.50       7.42         5.189          4.938       47.41       25.5      734
      50.01 - 55.00                  8     3,723,417.69       6.43         5.035          4.784       52.55       52.7      715
      55.01 - 60.00                 16     7,079,818.71      12.23         5.270          5.019       57.92       28.2      720
      60.01 - 65.00                 19     7,314,175.27      12.64         5.392          5.138       62.93       31.6      705
      65.01 - 70.00                 20     6,770,580.92      11.70         5.368          5.113       68.09       17.0      708
      70.01 - 75.00                 16     5,779,920.72       9.99         5.668          5.411       72.64       13.3      713
      75.01 - 80.00                 32     9,976,680.62      17.24         5.567          5.312       79.38       43.9      729
      80.01 - 85.00                  1        64,205.90       0.11         7.625          7.325       85.00        0.0      643
      85.01 - 90.00                  3       371,768.61       0.64         6.951          6.651       88.78        0.0      717
      --------------------------------------------------------------------------------------------------------------------------
      Total:                       161    57,876,336.62     100.00         5.352          5.098       59.88       30.1      712
      --------------------------------------------------------------------------------------------------------------------------
      Minimum: 17.56%
      Maximum: 90.00%
      Weighted Average by Current Balance: 59.88%
      --------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
 Aug 16, 2004 15:18                                                                                                    Page 3 of 7



                                                                                                                    MORGAN STANLEY
                                                                                                                       161 records
MSM 2004-4 Group 3                                                                                            Balance:  57,876,337
==================================================================================================================================


   -------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
   Coverage on Loans                Number                      % of                   Weighted     Average
   with Original                        of         Total       Total      Weighted      Average    Original
   Loan-to-Value                  Mortgage       Current     Current       Average   Net Coupon     Subject % Full-Alt       FICO
   Ratios above 80%                  Loans   Balance ($)     Balance    Coupon (%)          (%)     LTV (%)        Doc      Score
   -------------------------------------------------------------------------------------------------------------------------------
   Y                                     4    435,974.51      100.00         7.050        6.750       88.22        0.0        706
   -------------------------------------------------------------------------------------------------------------------------------
   Total:                                4    435,974.51      100.00         7.050        6.750       88.22        0.0        706
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                    Number                      % of                   Weighted     Average
   Geographic                           of         Total       Total      Weighted      Average    Original
   Distribution                   Mortgage       Current     Current       Average   Net Coupon     Subject % Full-Alt       FICO
   by Balance                        Loans   Balance ($)     Balance    Coupon (%)          (%)     LTV (%)        Doc      Score
   -------------------------------------------------------------------------------------------------------------------------------
   California                           65 28,449,308.70       49.16         5.179        4.929       54.58       34.2        713
   New York                             12  4,261,797.57        7.36         5.575        5.320       64.55       22.4        698
   New Jersey                            8  2,460,982.00        4.25         5.457        5.201       60.70        0.0        718
   Florida                              11  2,456,713.88        4.24         5.593        5.336       68.31       75.0        722
   Massachusetts                         7  2,285,452.83        3.95         5.315        5.056       55.24        0.0        695
   Illinois                              7  2,145,148.55        3.71         5.529        5.274       70.40       85.8        716
   Connecticut                           4  2,063,407.00        3.57         5.283        5.024       62.45       29.0        718
   Missouri                              4  2,049,349.04        3.54         4.998        4.746       61.40       42.5        712
   Texas                                 6  1,374,142.27        2.37         6.084        5.812       67.68        0.0        712
   Maryland                              5  1,312,906.74        2.27         5.648        5.398       58.79        0.0        737
   Other                                32  9,017,128.04       15.58         5.603        5.346       68.59       17.8        709
   -------------------------------------------------------------------------------------------------------------------------------
   Total:                              161 57,876,336.62      100.00         5.352        5.098       59.88       30.1        712
   -------------------------------------------------------------------------------------------------------------------------------
   Number of States Represented: 28
   -------------------------------------------------------------------------------------------------------------------------------


   -------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                    Number                      % of                   Weighted     Average
                                        of         Total       Total      Weighted      Average    Original
                                  Mortgage       Current     Current       Average   Net Coupon     Subject % Full-Alt       FICO
   Purpose                           Loans   Balance ($)     Balance    Coupon (%)          (%)     LTV (%)        Doc      Score
   -------------------------------------------------------------------------------------------------------------------------------
   Refinance - Rate Term                84 33,369,074.32       57.66         5.241        4.989       56.35       30.4        712
   Refinance - Cashout                  55 18,327,933.14       31.67         5.467        5.210       60.35       28.8        703
   Purchase                             22  6,179,329.16       10.68         5.608        5.354       77.59       32.8        739
   -------------------------------------------------------------------------------------------------------------------------------
   Total:                              161 57,876,336.62      100.00         5.352        5.098       59.88       30.1        712
   -------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
 Aug 16, 2004 15:18                                                                                                     Page 4 of 7




                                                                                                                    MORGAN STANLEY
                                                                                                                       161 records
MSM 2004-4 Group 3                                                                                            Balance:  57,876,337
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                              Number                           % of                                  Average
                                  of             Total        Total     Weighted       Weighted     Original
                            Mortgage           Current      Current      Average        Average      Subject   % Full-Alt     FICO
Purpose                        Loans       Balance ($)      Balance   Coupon (%) Net Coupon (%)      LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          113     41,539,992.45        71.77        5.328         5.075       58.32         26.6        705
Planned Unit Development          26     10,139,979.71        17.52        5.318         5.065       60.67         52.1        734
2 Family                          17      5,007,297.93         8.65        5.535         5.280       70.03         13.6        724
Condominium                        4        778,555.53         1.35        5.716         5.460       67.78         55.3        757
Townhouse                          1        410,511.00         0.71        5.625         5.375       59.93          0.0        653
----------------------------------------------------------------------------------------------------------------------------------
Total:                           161     57,876,336.62       100.00        5.352         5.098       59.88         30.1        712
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of             Total        Total     Weighted       Weighted    Original
                            Mortgage           Current      Current      Average        Average     Subject   % Full-Alt       FICO
Occupancy                      Loans       Balance ($)      Balance   Coupon (%) Net Coupon (%)     LTV (%)          Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                          117     50,051,470.68        86.48        5.328         5.075       59.67         29.4        709
Investment                        40      5,672,878.79         9.80        5.629         5.374       61.77         20.9        727
Second Home                        4      2,151,987.15         3.72        5.157         4.907       59.85         70.1        738
----------------------------------------------------------------------------------------------------------------------------------
Total:                           161     57,876,336.62       100.00        5.352         5.098       59.88         30.1        712
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                              Number                           % of                                 Average
                                  of             Total        Total     Weighted       Weighted    Original
Remaining Term              Mortgage           Current      Current      Average        Average     Subject  % Full-Alt       FICO
to Stated Maturity             Loans       Balance ($)      Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc      Score
----------------------------------------------------------------------------------------------------------------------------------
111 - 115                          1         85,040.15         0.15        5.500         5.200       30.69          0.0        761
116 - 120                          2        983,218.70         1.70        5.063         4.813       62.46          0.0        730
166 - 170                         17      2,321,568.44         4.01        6.266         5.979       69.77          0.0        717
171 - 175                         45     14,272,618.34        24.66        5.669         5.411       63.90         25.0        712
176 - 180                         96     40,213,890.99        69.48        5.193         4.943       57.88         34.5        711
----------------------------------------------------------------------------------------------------------------------------------
Total:                           161     57,876,336.62       100.00        5.352         5.098       59.88         30.1        712
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 113
Maximum: 179
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
 Aug 16, 2004 15:18                                                                                                     Page 5 of 7




                                                                                                                    MORGAN STANLEY
                                                                                                                       161 records
MSM 2004-4 Group 3                                                                                            Balance:  57,876,337
==================================================================================================================================


  -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                               Number                        % of                                  Average
                                   of          Total        Total     Weighted       Weighted     Original
                             Mortgage        Current      Current      Average        Average      Subject   % Full-Alt     FICO
  Product Type                  Loans    Balance ($)      Balance   Coupon (%) Net Coupon (%)      LTV (%)          Doc    Score
  ------------------------------------------------------------------------------------------------------------------------------
  Fixed 15 Yr                     161  57,876,336.62       100.00        5.352          5.098        59.88         30.1      712
  ------------------------------------------------------------------------------------------------------------------------------
  Total:                          161  57,876,336.62       100.00        5.352          5.098        59.88         30.1      712
  ------------------------------------------------------------------------------------------------------------------------------


  ------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                               Number                        % of                                  Average
                                   of          Total        Total     Weighted       Weighted     Original
                             Mortgage        Current      Current      Average        Average      Subject   % Full-Alt     FICO
  Index Type                    Loans    Balance ($)      Balance   Coupon (%) Net Coupon (%)      LTV (%)          Doc    Score
  ------------------------------------------------------------------------------------------------------------------------------
  Fixed Rate                      161  57,876,336.62       100.00        5.352          5.098        59.88         30.1      712
  ------------------------------------------------------------------------------------------------------------------------------
  Total:                          161  57,876,336.62       100.00        5.352          5.098        59.88         30.1      712
  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                               Number                        % of                                  Average
                                   of          Total        Total     Weighted       Weighted     Original
                             Mortgage        Current      Current      Average        Average      Subject   % Full-Alt     FICO
  Interest Only                 Loans    Balance ($)      Balance   Coupon (%) Net Coupon (%)      LTV (%)          Doc    Score
  ------------------------------------------------------------------------------------------------------------------------------
  N                               161  57,876,336.62       100.00        5.352          5.098        59.88         30.1      712
  ------------------------------------------------------------------------------------------------------------------------------
  Total:                          161  57,876,336.62       100.00        5.352          5.098        59.88         30.1      712
  ------------------------------------------------------------------------------------------------------------------------------



  ------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                               Number                        % of                                  Average
                                   of          Total        Total     Weighted       Weighted     Original
                             Mortgage        Current      Current      Average        Average      Subject   % Full-Alt     FICO
  Preypament Penalty Flag       Loans    Balance ($)      Balance   Coupon (%) Net Coupon (%)      LTV (%)          Doc    Score
  ------------------------------------------------------------------------------------------------------------------------------
  N                               160  57,729,134.97        99.75        5.347          5.093        59.81         30.2      712
  Y                                 1     147,201.65         0.25        7.250          6.950        89.24          0.0      688
  ------------------------------------------------------------------------------------------------------------------------------
  Total:                          161  57,876,336.62       100.00        5.352          5.098        59.88         30.1      712
  ------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
 Aug 16, 2004 15:18                                                                                                     Page 6 of 7



                                                                                                                    MORGAN STANLEY
                                                                                                                       161 records
MSM 2004-4 Group 3                                                                                            Balance:  57,876,337
==================================================================================================================================



  ------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                               Number                        % of                                  Average
                                   of          Total        Total     Weighted       Weighted     Original
                             Mortgage        Current      Current      Average        Average      Subject   % Full-Alt     FICO
  Preypament Penalty Term       Loans    Balance ($)      Balance   Coupon (%) Net Coupon (%)      LTV (%)          Doc    Score
  ------------------------------------------------------------------------------------------------------------------------------
  0                               160  57,729,134.97        99.75        5.347          5.093        59.81         30.2      712
  60                                1     147,201.65         0.25        7.250          6.950        89.24          0.0      688
  ------------------------------------------------------------------------------------------------------------------------------
  Total:                          161  57,876,336.62       100.00        5.352          5.098        59.88         30.1      712
  ------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
 Aug 16, 2004 15:18                                                                                                     Page 7 of 7
